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                           KEMPER FIXED INCOME FUNDS
                  Kemper Adjustable Rate U.S. Government Fund
                           Kemper Cash Reserves Fund*
                         Kemper Diversified Income Fund
                     Kemper U.S. Government Securities Fund
                             Kemper High Yield Fund
                  Kemper Income and Capital Preservation Fund
                           Kemper U.S. Mortgage Fund*
                   Kemper Short-Intermediate Government Fund*
                            SUPPLEMENT TO PROSPECTUS
                            DATED DECEMBER 20, 1996

INVESTMENT MANAGER AND UNDERWRITER

     Richard L. Vandenberg is the portfolio manager of the Government Fund, the Mortgage Fund and the Short-Intermediate Government Fund and has served as portfolio manager or co-manager of those Funds since March, 1996. As reflected in the prospectus, he is also portfolio co-manager of the Adjustable Rate U.S. Government Fund. Mr. Vandenberg joined Zurich Kemper Investments, Inc. ("ZKI"), the investment manager of the Funds, in March, 1996 and is a Senior Vice President of ZKI and a Vice President of the Government, Mortgage, Adjustable Rate and Short-Intermediate Government Funds. Prior to joining ZKI, he was a senior vice president and portfolio manager of an investment management firm. He received a B.B.A. and M.B.A., both in Finance, Investments and Banking, from the University of Wisconsin, Madison, Wisconsin.
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* Series of Kemper Portfolios

KFIF-1D (6/20/97)
ZKDI-706066 (6/97)                               (LOGO)printed on recycled paper